UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only, (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

WASHINGTON TRUST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on April 23, 2019

Meeting Information
WASHINGTON TRUST BANCORP, INC.	Meeting Type:		Annual Meeting
	For holders as of:		February 27, 2019
	Date:	April 23, 2019	Time:	11:00 a.m.	EDT
	Location:	Westerly Library
44 Broad Street
		Westerly, Rhode Island			02891

23 Broad Street Westerly, RI 02891
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Form 10-K 3. Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow			è	xxxx xxxx xxxx xxxx	(located on the
following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked
by the arrow	è	xxxx xxxx xxxx xxxx	(located on the following page) in the subject line.
Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 09, 2019 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box
marked by the arrow	è	xxxx xxxx xxxx xxxx	available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends that you vote
FOR the following:

1.	The election of four directors, nominated by the Board of Directors, each to serve for a three-year term and until their successors are duly elected and qualified:
Nominees
01 Edward O. Handy III    02 Katherine W. Hoxsie, CPA    03 Kathleen E. McKeough    04 John T. Ruggieri
The Board of Directors recommends you vote FOR proposals 2 and 3:

2.	The ratification of the selection of Crowe LLP to serve as the Corporation's independent registered public accounting firm for the year ending December 31, 2019.

3.	A non-binding advisory resolution to approve the compensation of the Corporation's named executive officers.
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.